Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Surge Components, Inc. (the "Company") on Form 10-Q for the period ended February 29, 2016 as filed with the Securities and Exchange Commission (the "Report"), I, Ira Levy, Chief Executive Officer (principal executive officer and principal financial officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2016	By:	/s/ Ira Levy
Ira Levy
Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)